Exhibit 99.1

Financial News Release

Advanced Energy Announces Third Quarter 2022 Results

●	Total revenue was $516 million, above high end of guidance range
●	Revenue in each of our end markets grew greater than 40% year-over-year
●	GAAP EPS from continuing operations was $1.99
●	Non-GAAP EPS was $2.12, above the high end of guidance range

DENVER, Colo., November 1, 2022 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the third quarter ended September 30, 2022.

“We executed exceptionally well in the third quarter, delivering record quarterly revenue and earnings on improved supply and manufacturing output,” said Steve Kelley, president and CEO of Advanced Energy. “Demand for our precision power products was strong. We believe that our solid backlog, balanced market exposure and robust design win pipeline position Advanced Energy to continue to outperform our markets moving forward.”

Quarter Results

Sales were $516.3 million in the third quarter of 2022, compared with $440.9 million in the second quarter of 2022 and $346.1 million in the third quarter of 2021.

GAAP net income from continuing operations was $74.9 million or $1.99 per diluted share in the quarter, compared with $44.8 million or $1.19 per diluted share in the prior quarter, and $21.0 million or $0.55 per diluted share a year ago.

Non-GAAP net income was $79.6 million or $2.12 per diluted share in the third quarter of 2022. This compares with $54.3 million or $1.44 per diluted share in the second quarter of 2022, and $34.0 million or $0.89 per diluted share in the third quarter of 2021.

Advanced Energy generated $65.4 million of cash flow from continuing operations during the quarter, repurchased $2.4 million of common stock and paid $3.8 million in a quarterly dividend.

A reconciliation of GAAP to non-GAAP measures is provided in the tables below.

Fourth Quarter 2022 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance for the fourth quarter of 2022 is within the following ranges:

Q4 2022
Revenues	$470 million +/- $20 million
GAAP EPS from continuing operations	$1.18 +/- $0.25
Non-GAAP EPS	$1.55 +/- $0.25

Conference Call

Management will host a conference call today, November 1, 2022, at 4:30 p.m. Eastern Time to discuss the third quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Edwin Mok

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," as well as statements that events or circumstances "will" occur or continue, indicate forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact our ability to timely manufacture products and deliver to customers; (b) the effects of global macroeconomic conditions upon demand for our products and services, including supply chain cost increases, other inflationary pressures, economic downturns, and volatility and cyclicality of the industries we serve; (c) the impact of political and geographical risks, including trade and other international disputes, war, terrorism, or geopolitical tensions; (d) managing backlog orders; (e) our ability to develop new products expeditiously and be successful in the design win process; (f) delays in capital spending by end-users in our served markets; (g) the risks and uncertainties related to the integration of acquired companies including SL Power Electronics; (h) the continuing spread of COVID-19 and its potential adverse impact on our operations; (i) our ability to avoid additional costs after the solar inverter wind-down; (j) the accuracy of our assumptions on which our financial statement projections are based; (k) the timing of orders received from customers; (l) our ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2022	2021	2022	2022	2021
Sales, net	$516,274	$346,093	$440,949	$1,354,682	$1,059,024
Cost of sales	325,056	226,054	278,791	856,990	666,449
Gross profit	191,218	120,039	162,158	497,692	392,575
Gross margin %	37.0%	34.7%	36.8%	36.7%	37.1%

Operating expenses:
Research and development	49,760	40,578	48,009	141,383	120,865
Selling, general, and administrative	56,716	48,373	55,022	161,056	143,214
Amortization of intangible assets	7,049	5,607	6,523	19,081	16,504
Restructuring expense (benefit)	121	1,272	(161)	1,178	2,521
Total operating expenses	113,646	95,830	109,393	322,698	283,104
Operating income	77,572	24,209	52,765	174,994	109,471

Other income (expense), net	8,940	495	3,249	11,347	(3,674)
Income from continuing operations, before income taxes	86,512	24,704	56,014	186,341	105,797
Provision for income taxes	11,639	3,657	11,203	29,795	10,817
Income from continuing operations	74,873	21,047	44,811	156,546	94,980
Income (loss) from discontinued operations, net of income taxes	(697)	(37)	180	(615)	171
Net income	74,176	21,010	44,991	155,931	95,151
Income from continuing operations attributable to noncontrolling interest	9	6	21	16	70
Net income attributable to Advanced Energy Industries, Inc.	$74,167	$21,004	$44,970	$155,915	$95,081

Basic weighted-average common shares outstanding	37,379	38,183	37,520	37,482	38,296
Diluted weighted-average common shares outstanding	37,630	38,363	37,710	37,725	38,517

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$2.00	$0.55	$1.19	$4.18	$2.48
Diluted earnings per share	$1.99	$0.55	$1.19	$4.15	$2.46

Discontinued operations:
Basic earnings (loss) per share	$(0.02)	$—	$—	$(0.02)	$—
Diluted earnings (loss) per share	$(0.02)	$—	$—	$(0.02)	$—

Net income:
Basic earnings per share	$1.98	$0.55	$1.20	$4.16	$2.48
Diluted earnings per share	$1.97	$0.55	$1.19	$4.13	$2.47

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$409,053	$544,372
Accounts and other receivable, net	307,018	237,227
Inventories	409,422	338,410
Other current assets	56,289	42,225
Total current assets	1,181,782	1,162,234

Property and equipment, net	136,502	114,830
Operating lease right-of-use assets	102,226	101,769
Deposits and other assets	33,364	19,669
Goodwill and intangible assets, net	475,033	371,596
Deferred income tax assets	45,148	47,242
Total assets	$1,974,055	$1,817,340

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$219,770	$193,708
Other accrued expenses	176,886	140,645
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	16,299	15,843
Total current liabilities	432,955	370,196

Long-term debt	358,132	372,733
Other long-term liabilities	193,020	202,915
Long-term liabilities	551,152	575,648

Total liabilities	984,107	945,844

Advanced Energy stockholders' equity	989,287	870,851
Noncontrolling interest	661	645
Total stockholders’ equity	989,948	871,496
Total liabilities and stockholders’ equity	$1,974,055	$1,817,340

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$155,931	$95,151
Less: income (loss) from discontinued operations, net of income taxes	(615)	171
Income from continuing operations, net of income taxes	156,546	94,980

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	44,433	39,225
Stock-based compensation expense	15,008	12,819
Provision for deferred income taxes	(2,496)	(1,404)
Discount on notes receivable	—	(638)
(Gain) loss on disposal and sale of assets	(4,058)	923
Changes in operating assets and liabilities, net of assets acquired	(96,451)	(39,495)
Net cash from operating activities from continuing operations	112,982	106,410
Net cash from operating activities from discontinued operations	(81)	(523)
Net cash from operating activities	112,901	105,887

CASH FLOWS FROM INVESTING ACTIVITIES:
Receipt of notes receivable	—	802
Purchases of property and equipment	(39,507)	(21,184)
Acquisitions, net of cash acquired	(145,779)	(18,739)
Net cash from investing activities	(185,286)	(39,121)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term borrowings	—	85,000
Payment of debt-issuance costs	—	(1,350)
Payments on long-term borrowings	(15,000)	(8,750)
Dividend payments	(11,407)	(11,585)
Purchase and retirement of common stock	(25,955)	(56,625)
Net payments related to stock-based awards	(1,411)	(3,136)
Net cash from financing activities	(53,773)	3,554

EFFECT OF CURRENCY TRANSLATION ON CASH	(9,161)	(2,765)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(135,319)	67,555
CASH AND CASH EQUIVALENTS, beginning of period	544,372	480,368
CASH AND CASH EQUIVALENTS, end of period	$409,053	$547,923

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2022	2021	2022	2022	2021
Semiconductor Equipment	$266,600	$173,441	$228,797	$698,354	$530,828
Industrial and Medical	119,587	80,800	104,951	307,436	242,412
Data Center Computing	87,542	62,231	69,161	232,941	190,843
Telecom and Networking	42,545	29,621	38,040	115,951	94,941
Total	$516,274	$346,093	$440,949	$1,354,682	$1,059,024

Net Sales by Geographic Region	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2022	2021	2022	2022	2021
United States	$197,205	$139,089	$174,293	$530,240	$410,212
North America (excluding U.S.)	40,910	24,708	31,824	96,713	77,067
Asia	215,401	135,838	180,181	557,629	434,232
Europe	61,456	44,838	49,851	157,972	129,751
Other	1,302	1,620	4,800	12,128	7,762
Total	$516,274	$346,093	$440,949	$1,354,682	$1,059,024

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2022	2021	2022	2022	2021
Gross profit from continuing operations, as reported	$191,218	$120,039	$162,158	$497,692	$392,575
Adjustments to gross profit:
Stock-based compensation	454	218	402	1,087	783
Facility expansion, relocation costs and other	1,662	1,357	1,187	4,133	5,192
Acquisition-related costs	66	3,259	64	(372)	3,351
Non-GAAP gross profit	193,400	124,873	163,811	502,540	401,901
Non-GAAP gross margin	37.5%	36.1%	37.1%	37.1%	38.0%

Operating expenses from continuing operations, as reported	113,646	95,830	109,393	322,698	283,104
Adjustments:
Amortization of intangible assets	(7,049)	(5,607)	(6,523)	(19,081)	(16,504)
Stock-based compensation	(5,568)	(3,456)	(4,656)	(13,921)	(12,036)
Acquisition-related costs	(1,150)	(1,768)	(4,159)	(6,977)	(6,124)
Facility expansion, relocation costs and other	—	(98)	—	—	(212)
Restructuring charges	(121)	(1,272)	161	(1,178)	(2,521)
Non-GAAP operating expenses	99,758	83,629	94,216	281,541	245,707
Non-GAAP operating income	$93,642	$41,244	$69,595	$220,999	$156,194
Non-GAAP operating margin	18.1%	11.9%	15.8%	16.3%	14.7%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2022	2021	2022	2022	2021
Income from continuing operations, less non-controlling interest, net of income taxes	$74,864	$21,041	$44,790	$156,530	$94,910
Adjustments:
Amortization of intangible assets	7,049	5,607	6,523	19,081	16,504
Acquisition-related costs	1,216	5,027	4,223	6,605	9,475
Facility expansion, relocation costs, and other	1,662	1,455	1,187	4,133	5,404
Restructuring charges	121	1,272	(161)	1,178	2,521
Unrealized foreign currency (gain) loss	(6,169)	(2,092)	(5,569)	(13,023)	(3,409)
Acquisition-related costs and other included in other income (expense), net	(4,685)	(79)	85	(4,600)	907
Tax effect of non-GAAP adjustments	855	(1,036)	(752)	(966)	(4,363)
Non-GAAP income, net of income taxes, excluding stock-based compensation	74,913	31,195	50,326	168,938	121,949
Stock-based compensation, net of taxes	4,697	2,811	3,946	11,668	9,809
Non-GAAP income, net of income taxes	$79,610	$34,006	$54,272	$180,606	$131,758

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2022	2021	2022	2022	2021
Diluted earnings per share from continuing operations, as reported	$1.99	$0.55	$1.19	$4.15	$2.46
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.13	0.34	0.25	0.64	0.96
Non-GAAP per share earnings	$2.12	$0.89	$1.44	$4.79	$3.42

Reconciliation of Q4 2022 Guidance
	Low End	High End

Revenue	$450 million	$490 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.93	$1.43
Stock-based compensation	0.16	0.16
Amortization of intangible assets	0.19	0.19
Restructuring and other	0.09	0.09
Tax effects of excluded items	(0.07)	(0.07)
Non-GAAP earnings per share	$1.30	$1.80